Exhibit 99.2
Westar Energy, Inc.
Third Quarter 2016 Earnings
Released November 1, 2016

Cody VandeVelde
Director Investor Relations
785-575-8227
Cody.VandeVelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,
	2016	2015	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$282,272	$255,804	$26,468	10.3
Commercial	218,377	213,461	4,916	2.3
Industrial	106,021	105,307	714	0.7
Other retail	7,883	1,620	6,263	386.6
Total Retail Revenues	614,553	576,192	38,361	6.7
Wholesale	86,421	87,918	(1,497)	(1.7)
Transmission	58,462	61,190	(2,728)	(4.5)
Other	5,218	7,529	(2,311)	(30.7)
Total Revenues	764,654	732,829	31,825	4.3
OPERATING EXPENSES:
Fuel and purchased power	155,673	163,943	(8,270)	(5.0)
SPP network transmission costs	57,939	57,487	452	0.8
Operating and maintenance	86,758	80,444	6,314	7.8
Depreciation and amortization	84,972	77,184	7,788	10.1
Selling, general and administrative	60,582	60,485	97	0.2
Taxes other than income tax	48,154	37,682	10,472	27.8
Total Operating Expenses	494,078	477,225	16,853	3.5
INCOME FROM OPERATIONS	270,576	255,604	14,972	5.9
OTHER INCOME (EXPENSE):
Investment earnings	2,619	314	2,305	734.1
Other income	13,353	637	12,716	nm
Other expense	(5,887)	(5,392)	(495)	(9.2)
Total Other Income (Expense)	10,085	(4,441)	14,526	327.1
Interest expense	40,897	44,306	(3,409)	(7.7)
INCOME BEFORE INCOME TAXES	239,764	206,857	32,907	15.9
Income tax expense	81,211	66,293	14,918	22.5
NET INCOME	158,553	140,564	17,989	12.8
Less: Net income attributable to noncontrolling interests	3,833	2,561	1,272	49.7
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$154,720	$138,003	$16,717	12.1
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.09	$0.97	$0.12	12.4
Diluted earnings per common share	$1.08	$0.97	$0.11	11.3
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,091	141,623	468	0.3
Diluted	142,578	141,838	740	0.5
DIVIDENDS DECLARED PER COMMON SHARE	$0.38	$0.36	$0.02	5.6
Effective income tax rate	34%	32%

nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Nine Months Ended September 30,
	2016	2015	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$664,400	$610,775	$53,625	8.8
Commercial	572,247	550,761	21,486	3.9
Industrial	314,723	304,937	9,786	3.2
Other retail	(23,002)	(5,503)	(17,499)	(318.0)
Total Retail Revenues	1,528,368	1,460,970	67,398	4.6
Wholesale	220,520	249,502	(28,982)	(11.6)
Transmission	188,996	181,070	7,926	4.4
Other	17,668	21,657	(3,989)	(18.4)
Total Revenues	1,955,552	1,913,199	42,353	2.2
OPERATING EXPENSES:
Fuel and purchased power	374,361	459,504	(85,143)	(18.5)
SPP network transmission costs	173,925	171,651	2,274	1.3
Operating and maintenance	250,135	248,263	1,872	0.8
Depreciation and amortization	252,838	228,529	24,309	10.6
Selling, general and administrative	192,762	179,567	13,195	7.3
Taxes other than income tax	145,529	113,047	32,482	28.7
Total Operating Expenses	1,389,550	1,400,561	(11,011)	(0.8)
INCOME FROM OPERATIONS	566,002	512,638	53,364	10.4
OTHER INCOME (EXPENSE):
Investment earnings	6,916	4,427	2,489	56.2
Other income	26,212	18,572	7,640	41.1
Other expense	(14,338)	(13,737)	(601)	(4.4)
Total Other Income (Expense)	18,790	9,262	9,528	102.9
Interest expense	121,011	134,120	(13,109)	(9.8)
INCOME BEFORE INCOME TAXES	463,781	387,780	76,001	19.6
Income tax expense	160,376	127,810	32,566	25.5
NET INCOME	303,405	259,970	43,435	16.7
Less: Net income attributable to noncontrolling interests	10,760	7,277	3,483	47.9
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$292,645	$252,693	$39,952	15.8
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$2.06	$1.84	$0.22	12.0
Diluted earnings per common share	$2.05	$1.82	$0.23	12.6
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,039	136,686	5,353	3.9
Diluted	142,413	138,182	4,231	3.1
DIVIDENDS DECLARED PER COMMON SHARE	$1.14	$1.08	$0.06	5.6
Effective income tax rate	35%	33%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,937	$3,231
Accounts receivable, net of allowance for doubtful accounts of $4,175 and $5,294, respectively	322,386	258,286
Fuel inventory and supplies	290,080	301,294
Prepaid expenses	15,625	16,864
Regulatory assets	91,999	109,606
Other	38,276	27,860
Total Current Assets	762,303	717,141
PROPERTY, PLANT AND EQUIPMENT, NET	9,038,197	8,524,902
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	260,488	268,239
OTHER ASSETS:
Regulatory assets	731,859	751,312
Nuclear decommissioning trust	198,796	184,057
Other	252,775	260,015
Total Other Assets	1,183,430	1,195,384
TOTAL ASSETS	$11,244,418	$10,705,666
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$125,000	$—
Current maturities of long-term debt of variable interest entities	26,842	28,309
Short-term debt	182,900	250,300
Accounts payable	228,046	220,969
Accrued dividends	52,822	49,829
Accrued taxes	119,938	83,773
Accrued interest	61,833	71,426
Regulatory liabilities	22,547	25,697
Other	97,100	106,632
Total Current Liabilities	917,028	836,935
LONG-TERM LIABILITIES:
Long-term debt, net	3,388,221	3,163,950
Long-term debt of variable interest entities, net	111,218	138,097
Deferred income taxes	1,737,359	1,591,430
Unamortized investment tax credits	207,595	209,763
Regulatory liabilities	243,754	267,114
Accrued employee benefits	445,442	462,304
Asset retirement obligations	283,941	275,285
Other	85,442	88,825
Total Long-Term Liabilities	6,502,972	6,196,768
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 4, 11 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,743,883 shares and 141,353,426 shares, respective to each date	708,719	706,767
Paid-in capital	2,013,449	2,004,124
Retained earnings	1,078,799	945,830
Total Westar Energy, Inc. Shareholders’ Equity	3,800,967	3,656,721
Noncontrolling Interests	23,451	15,242
Total Equity	3,824,418	3,671,963
TOTAL LIABILITIES AND EQUITY	$11,244,418	$10,705,666

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$303,405	$259,970
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	252,838	228,529
Amortization of nuclear fuel	22,518	18,528
Amortization of deferred regulatory gain from sale leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	13,779	15,309
Non-cash compensation	7,025	6,280
Net deferred income taxes and credits	160,429	126,602
Allowance for equity funds used during construction	(7,894)	(2,034)
Changes in working capital items:
Accounts receivable	(64,100)	(21,437)
Fuel inventory and supplies	11,680	(28,814)
Prepaid expenses and other	(385)	(22,742)
Accounts payable	9,736	(4,979)
Accrued taxes	40,711	51,867
Other current liabilities	(61,879)	(66,000)
Changes in other assets	(4,377)	1,394
Changes in other liabilities	13,208	26,512
Cash Flows from Operating Activities	692,573	584,864
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(821,936)	(486,515)
Purchase of securities - trusts	(43,252)	(20,752)
Sale of securities - trusts	44,326	20,957
Investment in corporate-owned life insurance	(14,648)	(14,845)
Proceeds from investment in corporate-owned life insurance	24,242	65,962
Investment in affiliated company	(655)	—
Other investing activities	(3,095)	(781)
Cash Flows used in Investing Activities	(815,018)	(435,974)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(67,402)	46,000
Proceeds from long-term debt	396,472	—
Proceeds from long-term debt of variable interest entities	162,048	—
Retirements of long-term debt	(50,000)	(275,000)
Retirements of long-term debt of variable interest entities	(190,357)	(27,933)
Repayment of capital leases	(2,327)	(1,759)
Borrowings against cash surrender value of corporate-owned life insurance	55,952	57,726
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(22,921)	(63,894)
Issuance of common stock	2,003	257,169
Distributions to shareholders of noncontrolling interests	(2,551)	(1,076)
Cash dividends paid	(152,787)	(137,616)
Other financing activities	(4,979)	(3,234)
Cash Flows from (used in) Financing Activities	123,151	(149,617)
NET CHANGE IN CASH AND CASH EQUIVALENTS	706	(727)
CASH AND CASH EQUIVALENTS:
Beginning of period	3,231	4,556
End of period	$3,937	$3,829

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
3rd Quarter 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
September 30, 2015 basic earnings attributable to common stock			$138,003		$0.97

		Favorable/(Unfavorable)

	Gross Margin		39,643	A
	Operating and maintenance		(6,314)	B
	Depreciation and amortization		(7,788)	C
	Selling, general and administrative		(97)
	Taxes other than income tax		(10,472)	D
	Other income (expense)		14,526	E
	Interest expense		3,409	F
	Income tax expense		(14,918)	G
	Net income attributable to noncontrolling interests		(1,272)
	Change in shares outstanding	—

September 30, 2016 basic earnings attributable to common stock			$154,720		$1.09

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to: general rate case increase of $78.0M (annual); and estimated annual transmission margin increase of $19.1M, which includes an SPP assessment of $(7.0M)

B
Due primarily to: higher distribution operating and maintenance expense partially due to improving long-term reliability in 2016 -- ($3.9M); higher operating and maintenance costs at coal fired plants due primarily to scheduled outages -- ($2.4M); partially offset by decrease in operating and maintenance expenses resulting from power plant retirements in late 2015 -- $4.2M

C	Due principally to property additions

D	Due primarily to higher property tax expense that is largely offset by increased prices -- ($10.6M)

E	Due primarily to: higher COLI benefit -- $10.4M; and an increase in equity AFUDC -- $2.7M

F	Due primarily to: increase in debt AFUDC -- $2.1M; and decrease in interest expense of long-term debt of VIEs due to refinancing -- $1.5M

G	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD September 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
September 30, 2015 basic earnings attributable to common stock			$252,693		$1.84

		Favorable/(Unfavorable)

	Gross Margin		125,222	A
	Operating and maintenance		(1,872)
	Depreciation and amortization		(24,309)	B
	Selling, general and administrative		(13,195)	C
	Taxes other than income tax		(32,482)	D
	Other income (expense)		9,528	E
	Interest expense		13,109	F
	Income tax expense		(32,566)	G
	Net income attributable to noncontrolling interests		(3,483)
	Change in shares outstanding	(0.07)

September 30, 2016 basic earnings attributable to common stock			$292,645		$2.06

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to: general rate case increase of $78.0M (annual); estimated annual transmission margin increase of $19.1M which includes an SPP assessment of $(7.0M)

B	Due principally to property additions

C
Due primarily to: merger-related expenses -- ($9.8M); increase in outside services related principally to technology services -- ($4.2M); partially offset by decrease in employee benefit costs -- $4.5M

D	Due primarily to higher property tax expense that is largely offset by increased prices -- ($33.4M)

E	Due primarily to: an increase in equity AFUDC -- $5.9M; and higher COLI benefit -- $3.1M

F
Due primarily to: decrease in interest expense of long-term debt due to refinancing -- $6.5M; decrease in interest expense of long-term debt of VIEs due to refinancing -- $4.1M; and increase in debt AFUDC -- $3.8M

G	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended September 30,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$282,272	$255,804	$26,468	10.3
Commercial	218,377	213,461	4,916	2.3
Industrial	106,021	105,307	714	0.7
Other retail	3,908	3,430	478	13.9
Provision for rate refunds	3,975	(1,810)	5,785	319.6
Total Retail Revenues	614,553	576,192	38,361	6.7
Tariff-based wholesale	70,923	70,501	422	0.6
Market-based wholesale	15,498	17,417	(1,919)	(11.0)
Transmission	58,462	61,190	(2,728)	(4.5)
Other	5,218	7,529	(2,311)	(30.7)
Total Revenues	$764,654	$732,829	$31,825	4.3

Electricity Sales	(Thousands of MWh)
Residential	2,209	2,168	41	1.9
Commercial	2,230	2,221	9	0.4
Industrial	1,444	1,463	(19)	(1.3)
Other retail	19	21	(2)	(9.5)
Total Retail	5,902	5,873	29	0.5
Tariff-based wholesale	1,380	1,337	43	3.2
Market-based wholesale	1,009	863	146	16.9
Total wholesale	2,389	2,200	189	8.6
Total Electricity Sales	8,291	8,073	218	2.7

	(Dollars per MWh)
Total retail	$104.13	$98.11	$6.02	6.1
Tariff-based wholesale	$51.39	$52.73	$(1.34)	(2.5)
Market-based wholesale	$15.36	$20.18	$(4.82)	(23.9)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$131,390	$132,272	$(882)	(0.7)
Purchased power	43,676	36,960	6,716	18.2
Subtotal	175,066	169,232	5,834	3.4
RECA recovery and other	(19,393)	(5,289)	(14,104)	(266.7)
Total fuel and purchased power expense	$155,673	$163,943	$(8,270)	(5.0)

Electricity Supply	(Thousands of MWh)
Generated - Gas	631	571	60	10.5
Coal	5,254	5,220	34	0.7
Nuclear	840	1,240	(400)	(32.3)
Wind	84	90	(6)	(6.7)
Subtotal electricity generated	6,809	7,121	(312)	(4.4)
Purchased	1,673	1,201	472	39.3
Total Electricity Supply	8,482	8,322	160	1.9

	(Dollars per MWh)
Average cost of fuel used for generation	$19.30	$18.57	$0.73	3.9
Average cost of purchased power	$26.11	$30.77	$(4.66)	(15.1)
Average cost of fuel and purchased power	$20.64	$20.34	$0.30	1.5

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,285	1,205	80	6.6
Actual compared to 20 year average	1,285	1,123	162	14.4
Heating
Actual compared to last year	15	4	11	275.0
Actual compared to 20 year average	15	44	(29)	(65.9)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Nine Months Ended September 30,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$664,400	$610,775	$53,625	8.8
Commercial	572,247	550,761	21,486	3.9
Industrial	314,723	304,937	9,786	3.2
Other retail	11,761	10,436	1,325	12.7
Provision for rate refunds	(34,763)	(15,939)	(18,824)	(118.1)
Total Retail Revenues	1,528,368	1,460,970	67,398	4.6
Tariff-based wholesale	186,203	187,524	(1,321)	(0.7)
Market-based wholesale	34,317	61,978	(27,661)	(44.6)
Transmission	188,996	181,070	7,926	4.4
Other	17,668	21,657	(3,989)	(18.4)
Total Revenues	$1,955,552	$1,913,199	$42,353	2.2

Electricity Sales	(Thousands of MWh)
Residential	5,097	5,108	(11)	(0.2)
Commercial	5,763	5,787	(24)	(0.4)
Industrial	4,137	4,195	(58)	(1.4)
Other retail	60	63	(3)	(4.8)
Total Retail	15,057	15,153	(96)	(0.6)
Tariff-based wholesale	3,290	3,718	(428)	(11.5)
Market-based wholesale	2,670	3,099	(429)	(13.8)
Total wholesale	5,960	6,817	(857)	(12.6)
Total Electricity Sales	21,017	21,970	(953)	(4.3)

	(Dollars per MWh)
Total retail	$101.51	$96.41	$5.10	5.3
Tariff-based wholesale	$56.60	$50.44	$6.16	12.2
Market-based wholesale	$12.85	$20.00	$(7.15)	(35.8)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$305,008	$346,689	$(41,681)	(12.0)
Purchased power	116,577	116,002	575	0.5
Subtotal	421,585	462,691	(41,106)	(8.9)
RECA recovery and other	(47,224)	(3,187)	(44,037)	nm
Total fuel and purchased power expense	$374,361	$459,504	$(85,143)	(18.5)

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,328	1,121	207	18.5
Coal	11,915	14,213	(2,298)	(16.2)
Nuclear	3,334	2,790	544	19.5
Wind	306	301	5	1.7
Subtotal electricity generated	16,883	18,425	(1,542)	(8.4)
Purchased	4,683	4,142	541	13.1
Total Electricity Supply	21,566	22,567	(1,001)	(4.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.07	$18.82	$(0.75)	(4.0)
Average cost of purchased power	$24.89	$28.01	$(3.12)	(11.1)
Average cost of fuel and purchased power	$19.55	$20.50	$(0.95)	(4.6)

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,882	1,744	138	7.9
Actual compared to 20 year average	1,882	1,583	299	18.9
Heating
Actual compared to last year	2,382	2,707	(325)	(12.0)
Actual compared to 20 year average	2,382	2,859	(477)	(16.7)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		September 30, 2016		December 31, 2015
		(Dollars in Thousands)
Current maturities of long-term debt		$125,000		$—
Current maturities of long-term debt of VIEs		26,842		28,309
Long-term debt, net		3,388,221		3,163,950
Long-term debt of variable interest entities, net		111,218		138,097
Total long-term debt		3,651,281	48.9%	3,330,356	47.6%
Common equity		3,800,967	50.8%	3,656,721	52.2%
Noncontrolling interests		23,451	0.3%	15,242	0.2%
Total capitalization		$7,475,699	100.0%	$7,002,319	100.0%

GAAP Book value per share		$26.82		$25.87
Period end shares outstanding (in thousands)		141,744		141,353

Outstanding Long-Term Debt

	CUSIP	September 30, 2016		December 31, 2015
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$125,000		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
3.25% Series due December 2025	95709TAL4	250,000		250,000
4.25% Series due December 2045	95709TAM2	300,000		300,000
2.55% Series due July 2026	95709TAN0	350,000		—
		2,505,000		2,155,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,580,500		2,230,500

KGE
First mortgage bond series:
6.70% Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64% Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	—		50,000
2.50% Series due June 2031	N/A	50,000		—
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,551,940		3,201,940
Unamortized debt discount		(10,491)		(10,374)
Unamortized debt issuance expense		(28,228)		(27,616)
Long-term debt due within one year		(125,000)		—
Total long-term debt, net		$3,388,221		$3,163,950

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and nine months ended September 30, 2016 and 2015 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	Change	2016	2015	Change
	(Dollars in Thousands)
Revenues	$764,654	$732,829	$31,825	$1,955,552	$1,913,199	$42,353
Less: Fuel and purchased power expense	155,673	163,943	(8,270)	374,361	459,504	(85,143)
SPP network transmission costs	57,939	57,487	452	173,925	171,651	2,274
Gross Margin	$551,042	$511,399	$39,643	$1,407,266	$1,282,044	$125,222

Gross margin	$551,042	$511,399	$39,643	$1,407,266	$1,282,044	$125,222
Less: Operating and maintenance expense	86,758	80,444	6,314	250,135	248,263	1,872
Depreciation and amortization expense	84,972	77,184	7,788	252,838	228,529	24,309
Selling, general and administrative expense	60,582	60,485	97	192,762	179,567	13,195
Taxes other than income tax	48,154	37,682	10,472	145,529	113,047	32,482
Income from operations	$270,576	$255,604	$14,972	$566,002	$512,638	$53,364

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 should be read in conjunction with this financial information.